UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2005


                           GENTRY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       333-99649                                          98-0336093
(Commission File Number)                       (IRS Employer Identification No.)


                      595 Burrard St, Vancouver, BC V6C 2P1
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (604) 922-9806


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 19, 2005, Gentry International, Inc. (the "Company") accepted the resignation of its independent auditors, Beckstead and Watts, LLP ("Beckstead"), and determined to engage Armando C. Ibarra, CPA, A Professional Corporation ("Ibarra") as its new independent auditors. The change in auditors became effective immediately. This decision to accept the resignation of its independent auditors Beckstead and Watts, LLP, and engage Armando C. Ibarra, CPA was approved by the board of directors of the Company.

During the most recent fiscal years ended May 31, 2004 and 2003 and through the date of Beckstead's resignation on July 19, 2005, there were no disagreements between the Company and Beckstead on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Beckstead's satisfaction, would have caused Beckstead to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304 (a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended May 31, 2004 and 2003. The audit reports of Beckstead on the financial statements of the company for the years ended May 31, 2004 and 2003 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports prepared by Beckstead and Watts for the fiscal periods ending May 31, 2004 and 2003 contained a paragraph with respect to the Company's ability to continue as a going concern.

During the two most recent years of the Company ended , and through the date of the engagement of Ibarra on July 19, 2005, the Company did not consult with Ibarra regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-B of the Commission.

ITEM 9.01 FINANCIAL STATEMENTS, PRO-FORMA FINANCIALS INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No. 16      Letter of Beckstead and Watts, LLP, to the Securities and
                    Exchange Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENTRY INTERNATIONAL, INC.


                                       By: /s/ Alexander Korolyk
                                          -----------------------------------
                                       Name:  Alexander Korolyk
                                       Title: President

Dated: July 10, 2006